EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Luis Manuel Ramírez, the Chief Executive Officer of Global Power Equipment Group Inc. (the “Company”), hereby certify, that, to the best of my knowledge:

1.                               The Quarterly Report on Form 10-Q for the period ended September 30, 2013 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2013

	By:	/s/ Luis Manuel Ramírez
Luis Manuel Ramírez,
President and Chief Executive Officer

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.